As filed with the Securities and Exchange Commission on August 29, 2005

                                           Investment Company Act File No. 811-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              __________________

                                   FORM N-2

                       REGISTRATION STATEMENT UNDER THE                      |X|
                        INVESTMENT COMPANY ACT OF 1940
                                 Amendment No.                               | |
                              __________________

                       The Campbell Multi-Strategy Trust
              (Exact Name of Registrant as Specified in Charter)
                              __________________

                    210 West Pennsylvania Avenue, Suite 770
                            Towson, Maryland 21204
                   (Address of Principal Executive Offices)

                                (410) 296-3301
             (Registrant's Telephone Number, including Area Code)
                              __________________

                               Bruce L. Cleland
                       The Campbell Multi-Strategy Trust
                    210 West Pennsylvania Avenue, Suite 770
                            Towson, Maryland 21204
                           Telephone: (410) 296-3301
                    (Name and Address of Agent for Service)
                              __________________

           Craig A. Weynand, Esq.                Laurin Blumenthal Kleiman, Esq.
  CAMPBELL & COMPANY INVESTMENT ADVISER LLC      SIDLEY AUSTIN BROWN & WOOD LLP
   210 West Pennsylvania Avenue, Suite 770             787 Seventh Avenue
           Towson, Maryland 21204                 New York, New York 10019-6018
                              __________________


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

                               EXPLANATORY NOTE

     This Registration Statement on Form N-2 has been filed by The Campbell Multi-Strategy Trust (the "Trust" or "Registrant") pursuant to Section 8(b) of the Investment Company Act of 1940. However, common units of beneficial interest in the Registrant ("Shares") are not being registered under the Securities Act of 1933 (the "1933 Act"), because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by "accredited investors" as defined in Rule 501 under the 1933 Act and "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940. This Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy any Shares in the Registrant.

     This Registration Statement has been prepared as a single document consisting of Parts A, B and C, none of which is to be used or distributed as a stand alone document.


                                    PART A
                                August 29, 2005

                       THE CAMPBELL MULTI-STRATEGY TRUST

     Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A, and Items 25.2.h, 25.2.l, 25.2.n and 25.2.o of Part C have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2. No reference is made to inapplicable Items pursuant to Rule 495(c) under the 1933 Act.

Item 3.1.  Fee Table

Shareholder Transaction Expenses:
   Maximum Distribution Fee (percentage of purchase amount) /(1)/    2.00%

Annual Expenses (as a percentage of net assets):
   Management Fee /(2)(3)/                                           2.00%
   Performance Fee (20% of net profits, quarterly) /(4)(5)/           --
   Service Fee /(3)(6)/                                              2.00%
   Brokerage Costs /(7)/                                             2.00%
   Offering Costs /(8)/                                              0.75%
   Administrative Expenses /(9)/                                     0.50%

     Total Annual Expenses                                           7.25%/(5)/
______________________

     (1) In connection with initial and additional investments, investors may be charged a distribution fee by a Placement Agent in an amount up to 2.00% of the amount of their investment. This fee is in addition to the amount of any capital contribution to the Trust.
     (2) For its services, the Trust pays Campbell & Company Investment Adviser LLC (the "Adviser") a monthly management fee at the annual rate of 2.00% of the Trust's average month-end net assets. The Management Fee is paid in arrears based on the net asset value of the Trust at the end of each month. See "Investment Advisory and Other Services."
     (3) The Trust may borrow money and issue debt securities in amounts up to 331/3%, and may issue preferred equity securities in amounts up to 50%, of the value of its total assets to finance additional investments. Because the Trust has no present intention to leverage its portfolio through borrowings, the Trust's annual expenses are computed without taking any borrowings into account. No assurance can be given that the Trust will not leverage its portfolio through borrowings. Were the Trust to leverage its portfolio through borrowings, the amounts borrowed would be added to or included in the Trust's average month-end net assets on which the Management Fee and Service Fee are paid.
     (4) The Trust pays the Adviser a quarterly performance fee in the amount of 20% of the aggregate cumulative appreciation (if any) of the Trust's net assets, including interest income, and as adjusted for subscriptions and repurchases, on a cumulative high water mark basis. See "Investment Advisory and Other Services."
     (5) Because the Performance Fee is not charged as a percentage of net assets it will vary from year to year and is impossible to predict therefore no percentage is shown in the table. However, the Performance Fee may increase the total amount of fees paid by the Shareholders.
     (6) The Trust will pay a monthly Service Fee to the Distributor at the annual rate of 2.00% of the Trust's average month-end net assets.
     (7) The Adviser estimates brokerage costs to fluctuate between 1.00% and 3.00%, with an estimated average of 2.00%. See "Brokerage Allocation and Other Practices."
     (8) The Adviser has agreed to cap the total annual offering costs of the Trust at 0.75%. Actual annual offering costs may be lower.


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

     (9) The Adviser has agreed to cap the total annual administrative expenses of the Trust at 0.50%. Actual administrative expenses may be lower.

Example/(1)/                                                                1 year     3 years     5 years    10 years
An investor would pay the following expenses on a $1,000
investment, assuming (1) total annual expenses of 7.25%,
(2) a 5% annual return throughout the periods, and
(3) tender at the end of the period.                                        $72        $211        $344        $652

___________________________


     (1) Expenses depicted in the Example above do not include amounts payable by the Trust pursuant to the Performance Fee, which may increase the amount of fees paid by the Shareholders. See "Investment Advisory and Other Services."

     The Fee Table is intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. The Example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

Item 8.  General Description of the Registrant

     1. General. The Trust, which is registered under the Investment Company Act of 1940 ("1940 Act") as a closed-end, non-diversified management investment company, was converted to a statutory trust under the laws of the State of Delaware on June 28, 2005. The Trust is the successor entity to the Campbell Multi-Strategy Fund L.L.C., which began trading in November 2003. The Trust's principal office is located at 210 West Pennsylvania Avenue, Suite 770, Towson Maryland 21204. Investment advisory services will be provided to the Trust by Campbell & Company Investment Adviser LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware, pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Trust's management and operation is vested in the individuals who serve on the Trust's Board of Trustees. See "Management -- Board of Trustees".

     The Trust is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund" or "hedge fund", with those of a registered closed-end management investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations to a limited number of high net worth individuals and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, usually are compensated through asset-based fees and performance-based compensation. Registered closed-end investment companies typically are organized as corporations, business trusts or limited liability companies. These registered companies impose relatively modest minimum investment requirements and offer their shares publicly to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

     The Trust is similar to a private investment fund in that it will be actively managed and Shares will be sold solely to high net worth individuals and institutional investors, but differs from a typical private investment fund in that it will permit investments in lower minimum denominations. In addition, the Adviser will be entitled to receive performance-based compensation. The structure of the Trust is designed to permit sophisticated investors that have a high tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

     2. Investment Objectives and Policies. The Trust operates as a global investment fund. The Trust's investment objective is to seek capital appreciation over the medium- to long-term through investment in equities, debt instruments, futures-related interests and/or derivative instruments. The investment objective of the Trust is not a fundamental policy of the Trust and may be changed without a vote of the Shareholders upon 60 days' notice to Shareholders.

     The Trust will invest in the Adviser's Multi-Strategy Portfolio which combines multiple trading models, each of which employs discrete style, timing and market characteristics. The allocation and selection of trading models included in the Multi-Strategy Portfolio is dynamic and, subject to the limitations set forth herein, may change at the sole discretion of the Adviser and without notice to Shareholders. The Multi-Strategy Portfolio, in the aggregate, maintains exposure to a range of markets and strategies. The Adviser anticipates that the allocation and selection of trading models included in the Multi-Strategy Portfolio will vary over time based upon both quantitative and qualitative analyses of the investment potential and diversification benefits afforded to the entire portfolio by the addition or subtraction of a specific trading model (or trading models), or a reallocation among trading models. There can be no assurance that the Trust will achieve its investment objectives or that its return will be positive over any period of time.

     The Trust will rely on the ability of the Adviser to develop and implement successful investment strategies, and prospective investors should therefore consider that their return will be largely dependent on the ability of the Adviser to develop and implement investment strategies which perform well over time.

     The Adviser manages assets based upon, among other things, quantitative techniques and risk management guidelines, and seeks to maintain an appropriate level of diversification among both the markets traded and the strategies utilized. The Trust, however, is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a "diversified" company under the 1940 Act.

     The following sets forth a general description of some of the investment instruments in which the Trust intends to establish positions from time to time. Prospective investors are cautioned to carefully review the section entitled "General Description of the Registrant-Risk Factors" for a more detailed discussion of the principal risks that the Adviser believes are associated with an investment in the Trust.

     Equity Securities. The Trust may invest in small, medium and large capitalization companies. The Trust may also, from time to time, engage in short sales of securities, or take positions in illiquid securities or acquire securities which subsequently become illiquid. In some cases, the Trust may invest in distressed securities and/or private equity transactions, which tend to be illiquid and may be difficult to value.

     Fixed Income Securities. The value of fixed income securities in which the Trust may invest will change in response to fluctuations in interest rates. The Trust may invest in a variety of fixed income securities and grades, including, but not limited to, government issues, corporate issues, high yield debt, zero coupon bonds and deferred interest bonds. Certain types, issues and grades of fixed income securities may experience greater volatility in market value due to changes in interest rates and tend to be more sensitive to general or shifting economic conditions.

     Futures Contracts. Futures contracts are standardized agreements traded on commodity exchanges that call for the future delivery of the commodity or financial instrument at a specified time and place. A futures trader that enters into a contract to take delivery of the underlying commodity is "long" the contract or has "bought" the contract. A futures trader that is obligated to make delivery is "short" the contract or has "sold" the contract. Actual delivery on the contract rarely occurs. Futures traders invariably offset (liquidate) their contract obligations by entering into equal but offsetting futures positions. For example, a trader who is long one September Treasury bond contract on the Chicago Board of Trade can offset the obligation by entering into a short position in a September Treasury bond contract on that exchange. Futures positions that have not yet been liquidated are known as "open" contracts or "open" positions.

     Futures contracts are traded on U.S. and foreign futures exchanges in a wide variety of underlying instruments, including, but not limited to, agricultural products, metals, energies, livestock products, government securities, currencies, individual securities, and stock market indices. Options on many such futures contracts are also traded on U.S. and foreign futures exchanges.



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

     Margin. The Trust will use margin in its trading. In order to establish and maintain a futures position, a trader must make a type of good-faith deposit with its futures broker, known as "margin," of approximately 2-10% of the futures contract's value. Minimum margins are established for each futures contract by the exchange on which the contract is traded. The exchange alters its margin requirement from time to time, sometimes significantly, based upon a number of factors. For its protection, a futures broker may require higher margins from its customers than the exchange minimum margin requirement. Margin is also deposited in connection with forward contracts, but is not required by any applicable regulation.

     There are two types of margin. "Initial" margin is the amount a trader is required to deposit with its broker to establish a position. The other type of margin is "maintenance" margin. When the contract value of a trader's position falls below a certain percentage, typically about 75% of the value when the trader established the position, the trader is required to deposit additional margin in an amount equal to the loss in value. Neither "initial" margin nor "maintenance" margin constitutes leverage.

     Forward Contracts. Currencies and other commodities may be purchased or sold for future delivery through banks or dealers pursuant to forward contracts. Currencies can also be traded pursuant to futures contracts on organized futures exchanges; however, the Adviser uses the dealer market in foreign exchange contracts for most of the Trust's trading in currencies. Such dealers will act as "principals" in these transactions and will include their profit in the price quoted on the contracts (the "bid-ask" spread).

     Unlike futures contracts, forward contracts are not standardized. In addition, the forward market is largely unregulated. Forward contracts are not "cleared" or guaranteed by a third party clearing house. Thus, the Trust is subject to the creditworthiness of the dealers and/or counterparties with whom it maintains all assets and positions relating to the Trust's forward contract investments. There also is no daily settlement of unrealized gains or losses on open foreign exchange contracts as there is with futures contracts on U.S. exchanges.

     The Commodity Futures Trading Commission (the "CFTC") does not regulate forward contracts. Federal and state banking authorities also do not regulate forward trading or forward dealers. Trading in forward contracts may, from time to time, be illiquid and the Trust's trading results may be adversely affected.

     Options. An option on a futures contract or on a physical commodity or currency gives the buyer of the option the right to take a position of a specified amount at a specified price in a specific underlying instrument (the "striking," "strike" or "exercise price"). The buyer of a "call" option acquires the right to take a long position (i.e., the obligation to take delivery of a specified amount at a specified price in a specific underlying instrument). The buyer of a "put" option acquires the right to take a short position (i.e., the obligation to make delivery of a specified amount at a specified price in a specific underlying instrument).

     The purchase price of an option is referred to as its "premium". The seller (or "writer") of an option is obligated to take a position at a specified price opposite to the option buyer if the option is exercised. Thus, the seller of a call option must stand ready to sell (take a short position in) the underlying instrument at the striking price if the buyer should exercise the option. The seller of a put option, on the other hand, must stand ready to buy (take a long position in) the underlying instrument at the striking price if the buyer should exercise the option.

     A call option is said to be "in the money" if the striking price is below current market levels, and "out of the money" if the striking price is above current market levels. Conversely, a put option is said to be "in the money" if the striking price is above current market levels, and "out of the money" if the striking price is below current market levels.

     Options have a limited lifespan. An option that is out of the money and not offset by the time it expires becomes worthless. Options usually trade at a premium above their intrinsic value (i.e., the difference between the market price for the underlying instrument and the striking price), because the option trader is speculating on (or hedging against) future movements in the price of the underlying instrument. As an option nears its expiration date, the market value and intrinsic value typically move into parity. The difference between an option's intrinsic value and market value is referred to as the "time value" of the option.

     Investment Restrictions. The investment objective of the Trust is not a fundamental policy of the Trust and may be changed without a vote of the Shareholders upon 60 days' notice to Shareholders. The Trust has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Trust's outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of security holders, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or of more than 50% of the outstanding voting securities, whichever is less.

     If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Trust's total assets, unless otherwise stated herein, will not constitute a deviation from the restriction or policy. Under the fundamental investment restrictions the Trust may not:

  o Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, none of the Trust's investments in the futures, forwards and options markets are deemed to be an investment in a single industry.

  o Issue senior securities to the extent such issuance would violate applicable law.

  o Underwrite securities of other issuers, except insofar as the Trust technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

  o Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Trust may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law or any exemptive relief granted by the Commission and the guidelines set forth in the Trust's registration statement, as it may be amended from time to time.

  o  Borrow money, except to the extent permitted by applicable law.

  o Purchase or sell real estate, except that, to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein.

     The Adviser will not cause the Trust to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Trust may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act (to the extent applicable) and other applicable laws.

     3. Risk Factors. The discussion set forth below of the various risks associated with an investment in the Trust and the Shares is not intended to be a complete explanation of the risks involved in an investment in the Trust. The discussion does, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire Registration Statement and the Declaration of Trust, as amended (the "Trust Agreement"), and consult with their own legal, tax, financial and other advisors before deciding whether to invest. In addition, as the investment program of the Trust may change over time, an investment in the Trust may be subject to risk factors not described herein and, perhaps, not yet known as of the date hereof.

     General Investment Related Risks
     --------------------------------

     There are certain general market conditions in which any given investment strategy is unlikely to be profitable. The Adviser will not have any ability to control or predict such market conditions. The Trust is subject to certain general risks relating to its investment strategies, including, but not limited to, the following:

     Equities. Equities purchased by the Trust may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses experienced by the Trust. There are no absolute restrictions with regard to the size or operating experience of the companies in which the Trust may invest.

  o Smaller and Medium Capitalization Companies. The Trust may invest in small to medium capitalization companies. These companies have less ability to withstand adverse market conditions than large issuers, and their securities are often thinly traded and highly volatile in price. While small companies often have good growth potential, they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to larger companies.

  o Illiquid Securities. The Trust may from time to time take positions in illiquid securities or acquire securities which subsequently become illiquid. In some cases, it may invest in private equity transactions which are illiquid and may be difficult to value. It may also invest in private placements, and in doing so will be restricted by law in its ability to resell the securities it acquires. Illiquid securities may be difficult to value and the Trust may carry these positions at cost or reserve their value out of the net asset value calculations entirely until liquidated. The Trust may also be unable to close out illiquid positions in order to realize profits or control losses.

  o Distressed Securities. The fact that companies are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation, means that their securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Trust's investment in any instrument, and a variable portion of the obligations and preferred stock in which the Trust may invest may be less than investment grade.

     Fixed-Income Investments. The value of fixed-income securities in which the Trust may invest will change in response to fluctuations in interest rates. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline. Investments in lower rated or unrated fixed-income securities, while generally providing greater opportunity for gain and income than investments in higher rated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities).

  o Zero Coupon Bonds and Deferred Interest Bonds. The Trust may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

  o High-Yield Securities. The Trust may invest in high-yield securities. Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Trust may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Neither the Adviser nor the Trust are required to hedge, and either may choose not to do so. High yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer's inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon, and increase the incidence of default of such securities.

  Futures, Forwards and Options Trading

  o Futures, Forwards and Options Trading Is Volatile. Futures, forwards and options prices are highly volatile. Price movements of futures, forwards and options contracts are influenced by such factors as: changing supply and demand relationships; weather; government agricultural, trade, fiscal, monetary and exchange control programs and policies; and national and international political and economic events. In addition, governments from time to time intervene in certain markets, particularly the currency and interest-rate markets.

  o Futures, Forwards and Options Trading Involves Substantial Leverage. The low margin deposits normally required in futures and forward contracts trading permit an extremely high degree of leverage, margin requirements for futures and forward contracts trading being in some cases as little as 2% of the face value of the contracts traded. Accordingly, the Trust is able to hold positions with face values equal to several times its net assets; therefore, a relatively small price movement in a futures or forward contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase, 10% of the price of the futures or forward contract is deposited as margin, a 10% decrease in the price of the futures or forward contract would, if the contract were then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. The ratio of margin to equity is typically 10% to 20%, but may range from 5% to 30%.

  o Futures, Forwards and Options Trading May Be Illiquid. Most United States commodity exchanges limit fluctuations in futures contract prices during a single day by regulations referred to as "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased to the limit point, positions can be neither taken nor liquidated. Futures interest prices have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Trust from promptly liquidating unfavorable positions and subject the Trust to substantial losses. Also, the CFTC or exchanges may suspend or limit trading. While daily limits reduce liquidity, they do not reduce ultimate losses, and may in fact substantially increase losses because they may prevent the liquidation of unfavorable positions. There is no limitation on daily price moves in trading currency forward contracts.

     In addition, the Trust may not be able to execute trades at favorable prices if little trading in the futures, forwards or options involved is taking place. It also is possible that an exchange or the CFTC might suspend trading in a particular contract, order immediate liquidation and settlement of a particular futures interest, or order that trading in a particular futures interest be conducted for liquidation only. Similarly, trading in options on a particular futures interest may become restricted if trading in the underlying futures contract has become restricted. During periods in October 1987, for example, trading in certain stock index futures was too illiquid for markets to function efficiently and was at one point actually suspended.

  o Forwards Trading. The Trust may engage in trading forward contracts in currencies. A forward contract is a contractual obligation to purchase or sell a specified quantity of a commodity or currency at a specified date in the future at a specified price and, therefore, is similar to a futures contract. Such forward contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. Neither the CFTC nor any banking authority regulates trading in such forward contracts. In addition, there is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell.

     The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Adviser and its affiliates would otherwise recommend, to the possible detriment of the Trust.

     Because performance of forward contracts on currencies is not guaranteed by any exchange or clearinghouse, the Trust is subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the principals or agents with or through which the Trust trades. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Trust to substantial losses. The Trust will trade forward contracts only with banks, brokers, dealers and other financial institutions which the Trust has reasonably determined to be creditworthy.

  o Options Trading Can Be More Volatile Than Futures Trading. The Trust may trade options on futures and forwards. Option trading is speculative and involves a high degree of risk. Although successful options trading requires many of the same skills as successful futures trading, the risks involved are somewhat different. Successful options trading requires a trader to accurately assess near-term market volatility, because such volatility is directly reflected in the price of the options. Correct assessment of near-term volatility can therefore be of much greater significance in trading options than it is in many long-term futures strategies where volatility does not have as great an effect on the price of a futures contract. If the Trust purchases a put or a call option, the entire premium paid may be lost. If the Trust writes or sells a put or call option, its loss is potentially unlimited.

  o Possible Effects of Speculative Position Limits. The CFTC and the United States futures and options exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts. All accounts owned or managed by the Adviser and its affiliates, as well as their respective principals, will be combined for speculative position limit purposes. At present, the Adviser believes that established position limits will not materially adversely affect the Trust's trading. However, it is possible that in the future, trading instructions for the Trust may have to be modified and that positions held by the Trust may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the profitability of the Trust.

     Swap Transactions. A swap transaction is an individually negotiated, non-standardized agreement between two parties to exchange cash flows measured by different interest rates, exchange rates, or prices, with payments calculated by reference to a principal ("notional") amount or quantity, and may involve interest rates, currencies, securities interests, commodities, and other items. Transactions in these markets present certain risks similar to those in the futures, forwards and options markets: (i) the swap markets generally are not regulated by any United States or foreign governmental authorities; (ii) there generally are no limitations on daily price moves in swap transactions; (iii) speculative position limits are not applicable to swap transactions, although the counterparties may limit the size or duration of positions available as a consequence of credit considerations; (iv) participants in the swap markets are not required to make continuous markets in swap contracts; and (v) the swap markets are "principals" markets, in which performance with respect to a swap contract is the responsibility only of the counterparty with which the trader has entered into a contract (or its guarantor, if any), and not of any exchange or clearing corporation. As a result, the Trust will be subject to the risk of the inability of or refusal to perform with respect to such contracts on the part of the counterparties trading with the Trust.

     On December 21, 2000, the Commodity Futures Modernization Act of 2000 (the "CFMA") was enacted. The CFMA amended the 1933 Act, the Gramm-Leach-Bliley Act (the "GLB Act") and the Securities Exchange Act of 1934 (the "1934 Act"); together with the GLB Act and the 1933 Act, the "Securities Laws"). Under each Securities Law, "swap agreement" is broadly defined to include certain transactions between or among "eligible contract participants" (each such transaction, a "Covered Swap Agreement"). An "eligible contract participant" includes, with important qualifications, banks, savings associations, credit unions, insurance companies, investment companies, commodity pools meeting certain capitalization requirements, business entities that meet specific capitalization requirements and are not formed solely for the specific purpose of becoming an eligible contract participant, employee benefit plans, governmental entities, and broker-dealers, futures commission merchants, introducing brokers and floor traders.

     Each Securities Law sets forth two broad classifications of Covered Swap
Agreement: a "security-based swap agreement," which is a Covered Swap Agreement of which a material term is based on the price, yield, value, or volatility of any security or any group or index of securities, or any interest therein; and a "non-security-based swap agreement," which is any Covered Swap Agreement that is not a security-based swap agreement. Covered Swap Agreements are not "securities" subject to SEC regulation, except that certain anti-fraud and anti-manipulation provisions of the 1933 Act and the 1934 Act (including certain "short-swing" profit rules thereof) apply to security-based swap agreements.

     In addition to amending the Securities Laws, the CFMA amended the Commodity Exchange Act ("CE Act"). Swap transactions may have certain economic characteristics similar to those typically found in commodity futures and commodity option contracts. The term "commodity" is broadly defined under the CE Act to include a variety of enumerated agricultural products, as well as "all other goods and articles . . . and services, rights and interests in which contracts for future delivery are presently or in the future dealt in." Commodity option transactions are prohibited by CFTC regulation from trading over-the-counter unless they are entitled to an exemption from CFTC regulation.

     The CFMA amended the CE Act so that it does not apply to any agreement, contract or transaction in a commodity, other than an agricultural commodity, if the agreement, contract or transaction is entered into only between eligible contract participants, is subject to individual negotiation by the parties, and is not executed or traded on a trading facility (each, an "Excluded Swap Agreement").

     With respect to certain swap transactions subject to CFTC jurisdiction which are not Excluded Swap Agreements, it appears that the "Statement of Policy Concerning Swap Transactions" issued by the CFTC in 1989 (the "CFTC Policy Statement") and the regulations which the CFTC promulgated under the Futures Trading Practices Act of 1992 (the "FTPA Regulations") may operate as a safe harbor or exempt such swap transactions from regulation under the CE Act.

     It is expected that the Trust will engage only in swap transactions which are Covered Swap Agreements, Excluded Swap Agreements, or for which exemptive/safe harbor relief is available to it under the CFTC Policy Statement or the FTPA Regulations.

     Short Sales. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

     Investing Globally. Issuers are generally subject to different accounting, auditing and financial reporting standards in different countries throughout the world. The volume of trading, the volatility of prices and the liquidity of issuers may vary in the markets of different countries. Hours of business, customs and access to these markets by outside investors may also vary. In addition, the level of government supervision and regulation of the securities exchanges, securities dealers and listed and unlisted companies is different throughout the world. There may also be a lack of adequate legal recourse for the redress of disputes and, in some countries, the pursuit of such disputes may be subject to a highly prejudiced legal system.

     Different markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when a portion of the assets of the Trust are uninvested and no return is earned thereon. The inability of the Trust to make intended security purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if the Trust has entered into a contract to sell the security, could result in possible liability to the purchaser.

     With respect to different countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, managed or manipulated exchange-rates and other issues affecting currency conversion, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     These risks may be greater in emerging markets.

     Exchange-Rate Risk. The Trust may invest in the securities of foreign issuers, denominated in currencies other than the U.S. dollar. Consequently, the Trust is subject to the exchange-rate risk of the dollar increasing or decreasing in value against the functional currency of such investments.

     The Trust is Highly Speculative and Volatile
     --------------------------------------------

     The Trust is a speculative investment, and is not intended to be a complete investment program. Financial instruments, such as those traded by the Trust, have a high degree of price variability and are subject to occasional rapid and substantial changes. Thus, significant amounts can be lost in a brief period of time. The Trust is designed only for sophisticated investors who are able to bear the risk of an investment in the Trust, including the risk of capital loss. There can be no assurance that the Trust will achieve its investment objectives. Prospective investors are cautioned that they could lose all or substantially all of their investment.

     Past Performance Is Not Necessarily Indicative of Future Results
     ----------------------------------------------------------------

     No assurance can be given that the Trust will perform successfully in the future inasmuch as past performance is not necessarily indicative of future results. The Adviser's trading systems are continually evolving, and the fact that the Trust and the Adviser have traded successfully in the past does not mean that they will do so in the future.

     Limited Operating History
     -------------------------

     The Trust is a recently formed entity and has a limited operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Adviser responsible for managing the Trust's investment portfolio have substantial experience in managing investments and private investment funds and have provided and continue to provide advisory and management services to clients and private investment funds that have similar investment programs to that of the Trust.

     The Trust is Highly Leveraged
     -----------------------------

     Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. The Trust also incurs interest expense on the borrowing used to leverage its positions.

     Quarterly Repurchases of Trust Shares
     -------------------------------------

     The Trust has an interval fund structure, pursuant to which the Trust will conduct quarterly repurchase offers for between 5% and 25% of the Trust's outstanding Shares. Unless offset by new subscriptions, these quarterly repurchases are likely to decrease the overall size of the Trust, which could over time: (i) harm the Trust's investment performance by limiting the extent to which the Trust may invest in illiquid securities; (ii) increase the Trust's expense ratio as the Trust's assets decrease; and (iii) jeopardize the Trust's viability and continued existence. Moreover, there are additional risks associated with the Trust's quarterly repurchase offers, including the risk that: (i) because a repurchase offer will be for 5% to 25% of the Trust's outstanding Shares, if the repurchase offer is over-subscribed, Shareholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (ii) due to the potential for the Trust to purchase shares on a pro rata basis if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; and (iii) because the Trust expects, in certain circumstances, to liquidate portfolio investments in order to fund repurchase offers, the need to sell such investments may in turn affect the market for such investments and accordingly diminish the value of the Trust's investments. Furthermore, to the extent the Trust borrows to finance repurchases, interest on such borrowings reduces the Trust's returns. See "Capital Stock, Long-Term Debt, and Other Securities" for more information regarding the interval fund structure.

     The Trust's Investments Could Be Illiquid
     -----------------------------------------

     Positions in equities, debt instruments, futures-related interests and/or derivative instruments cannot always be liquidated at the desired price; this can occur when the market is thinly traded (i.e., a relatively small volume of buy and sell orders). Therefore, the Trust may be unable for some time to liquidate certain unprofitable positions, thereby increasing the loss to the Trust from the trade. Disruptions may occur in any market due to political events. For example, foreign governments may take or be subject to political actions which disrupt the markets in their currency or major exports, such as energy products or metals. These actions could result in losses to the Trust. A subscription for Shares should be considered only by persons financially able to maintain their investment and who can afford the loss of all or substantially all of such investment.

     The Trust's Service Providers Could Fail
     ----------------------------------------

     The institutions, including, but not limited to, the prime broker, the custodian, the futures broker and the forward counterparties, with which the Trust trades or invests may encounter financial difficulties that impair the operational capabilities or the capital position of the Trust. The futures broker is generally required by U.S. law to segregate all funds received from such broker's customers from such broker's proprietary assets. If the futures broker did not do so to the full extent required by law, the assets of the Trust might not be fully protected in the event of the bankruptcy of the futures broker. Furthermore, in the event of the futures broker's bankruptcy, the Trust could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker's combined customer accounts, even though certain property specifically traceable to the Trust (for example, Treasury bills deposited by the Trust with the futures broker as margin) was held by the futures broker. Furthermore, dealers in forward contracts are not regulated by the CE Act and are not obligated to segregate customer assets.

     Counterparty and Settlement Risks
     ---------------------------------

     Certain markets in which the Trust effects transactions may be in over-the-counter ("OTC") or "interdealer" markets, and may also include unregulated private markets. The participants in such markets are typically not subject to the same level of credit evaluation and regulatory oversight as are members of the "exchange based" markets. This exposes investors to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Trust to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Adviser has concentrated the Trust's transactions with a single or small group of counterparties. The Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. Moreover, the Adviser has no internal credit function which evaluates the creditworthiness of Trust counterparties. The ability of the Adviser and the Trust to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Trust.

     Reliance on the Adviser's Discretion and Trading Models
     -------------------------------------------------------

     The Trust's success depends on the ability of the Adviser to develop and employ proprietary trading models across equities, debt instruments, futures-related interests and/or derivative instruments.

     The Adviser can provide no assurance that its efforts or the proprietary trading models that it employs will be successful, that it will always recognize each situation in which the models' signals should or should not be used, or that such use or non-use of such signals will increase the Trust's profits or minimize its losses. The discretionary authority of the Adviser may have a significant actual effect on the Trust's performance (positive or negative).

     Use of the models is unlikely to be successful unless the algorithms underlying the models are correct and remain correct in the future. Because the algorithms are based on perceived relationships between changes in technical and quantitative variables and prices or other fundamental factors, they will likely be unsuccessful in generating profitable trading signals to the extent that such perceptions are inaccurate.

     To the extent that the algorithms do not reflect certain factors that may influence prices of the underlying instruments, major losses may result. For example (one of many possible examples, not all of which are known), a pending political event not accounted for in the algorithms of the models may be very likely to cause a major price movement, but the Trust might well continue to maintain positions that would incur major losses as a result of such movement if the models indicated that it should do so.

     The models may be more effective with certain underlying instruments than with others, or may not work at all with respect to certain instruments. To the extent that the models generate signals for instruments for which it does not provide optimal analysis, diminished returns or increased losses may result.

     The data used in developing the models may not reflect the changing dynamics of the markets. An influx of new market participants, changes in market regulation, international political developments, demographic changes and numerous other factors can contribute to once successful strategies becoming outdated. Not all these factors can be identified, much less quantified.

     The Adviser continues to test and evaluate the models, as a result of which the models may be modified from time to time. As a result of such periodic modifications, it is possible that the trading strategies used by the Adviser in the future may be different from the strategies presently in use, or that which were used in the past. Any modification of the models will not be subject to any requirement that Shareholders receive notice of the change or consent to it. There can be no assurance as to the effects (positive or negative) of any modification on the Trust's performance. No assurance can be given that the trading strategy to be used by the Adviser will be successful under all or any market conditions.

     In general, the risks associated with investing pursuant to the models are magnified because of the models' "black box" nature. As a result, prospective investors need to consider the appropriateness of an investment in the Trust even more carefully than they would in the case of a similar investment with more transparency.

   Trend-Following Components of the Models

     In the past, there have been periods without discernible trends in the markets in which the Trust trades and, presumably, such periods will continue to occur in the future. Any factor which would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the markets) may reduce the prospect that certain models utilized by the Adviser will be profitable in the future. Moreover, any factor which would make it more difficult to execute trades at desired prices in accordance with the signals of the models (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. Further, many advisers' trading methods utilize similar analyses in making trading decisions. Therefore, bunching of buy and sell orders can occur, which makes it more difficult for a position to be taken or liquidated. No assurance can be given that the strategies utilized by the Adviser will be successful under all or any market conditions.

   Market Factors May Adversely Influence the Models.

     Often, the most unprofitable market conditions for the Trust are those in which prices "whipsaw," moving quickly upward, then reversing, then moving upward again, then reversing again. In such conditions, the Adviser may, on the basis of its models, establish positions based on incorrectly identifying both the brief upward or downward price movements as trends, whereas in fact no trends sufficient to generate profits develop. Overall market, industry or economic conditions, which neither the Trust nor the Adviser can predict or control, will have a material effect on performance.

     Reliance on Corporate Management and Financial Reporting
     --------------------------------------------------------

     Certain of the strategies which may be implemented on behalf of the Trust rely on the financial information made available by the issuers in which the Trust invests. The Adviser has no ability to independently verify the financial information disseminated by the thousands of issuers in which the Trust may invest and is dependant upon the integrity of both the management of these issuers and the financial reporting process in general. Recent events have demonstrated the material losses which investors such as the Trust can incur as a result of corporate mismanagement, fraud and accounting irregularities.

     Increased Competition in Alternative Asset Investments
     ------------------------------------------------------

     In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by the Trust. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Trust may compete with other investment vehicles, as well as investment and commercial banking firms, which may have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Trust.

     Increase in Assets Under Management May Make Profitable Trading More
     --------------------------------------------------------------------
Difficult
---------

     The Adviser believes that it is virtually impossible to define or quantify the capacity of a portfolio with any degree of certainty. As assets under management have increased, the Adviser has continued to introduce new strategies designed to deliver returns which have low correlation to returns from existing strategies.

     The current equity under the management of the Adviser and its affiliates is at or near its all-time high. The Adviser and its affiliates have not agreed to limit the amount of additional equity they may manage, and are actively engaged in raising assets for existing and new accounts, including the Trust. However, the Adviser acknowledges that there may come a time when the combination of available markets and new strategies may not be sufficient for it to add new assets without detriment to diversification. If this were to occur, the Adviser would expect its risk-adjusted returns to begin to degrade. Should the Adviser ever conclude that its ability to deliver attractive risk-adjusted returns has been unduly compromised by its growth in assets, it will not hesitate to restrict or halt the flow of new assets, and, if necessary, begin to repatriate market gains.

     The more equity the Adviser and its affiliates manage, the more difficult it may be for them to trade profitably because of the difficulty of trading larger positions without adversely affecting prices and performance. Accordingly, such increases in equity under management may require the Adviser to modify its trading decisions for the Trust, which could have a detrimental affect on your investment. Such considerations may also cause the Adviser to eliminate smaller markets from consideration for inclusion in certain trading portfolios, reducing the range of markets in which trading opportunities may be pursued. The Adviser reserves the right to make distributions of profits to the Trust and, ultimately, to Shareholders, in an effort to control asset growth. In addition, the Adviser may have an incentive to favor other accounts because the compensation received from some other accounts exceeds the compensation it receives from managing the Trust's account. Because records with respect to other accounts are not accessible to Shareholders, the Shareholders will not be able to determine if the Adviser is favoring other accounts. See "Investment Objective and Policies."

     Availability of Investment Opportunities
     ----------------------------------------

     The business of identifying and structuring investments of the types contemplated by the Trust is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Trust will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by the Adviser is difficult and involves a high degree of uncertainty. Even if attractive investment opportunities are identified by the Adviser, it may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser or its affiliates may seek investment opportunities similar to those the Trust may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Trust.

     An Investment in the Trust May Not Diversify an Overall Portfolio
     -----------------------------------------------------------------

     Prospective investors cannot be assured that an investment in the Trust will perform with any degree of non-correlation to other investments held in a portfolio, and therefore an investment in the Trust may do little to diversify an overall portfolio. Furthermore, the Trust is managed only by the Adviser, and consequently lacks the potential benefit of adviser diversification available in investment vehicles that are managed by more than one adviser.

     Potential Inability to Trade or Report Due to Systems Failure
     -------------------------------------------------------------

     The Adviser's strategies are dependent to a significant degree on the proper functioning of its internal computer systems. Accordingly, systems failures, whether due to third party failures upon which such systems are dependent or the failure of the Adviser's hardware or software, could disrupt trading or make trading impossible until such failure is remedied. Any such failure, and consequential inability to trade (even for a short time), could, in certain market conditions, cause the Trust to experience significant trading losses or to miss opportunities for profitable trading. Additionally, any such failures could cause a temporary delay in reports to investors.

     Potential Disruption or Inability to Trade Due to a Failure to Receive
     ----------------------------------------------------------------------
Timely and Accurate Market Data from Third Party Vendors
--------------------------------------------------------

     The Adviser's strategies are dependent to a significant degree on the receipt of timely and accurate market data from third party vendors. Accordingly, the failure to receive such data in a timely manner or the receipt of inaccurate data, whether due to acts or omissions of such third party vendors or otherwise, could disrupt trading to the detriment of the Trust or make trading impossible until such failure or inaccuracy is remedied. Any such failure or inaccuracy could, in certain market conditions, cause the Trust to experience significant trading losses, effect trades in a manner which it otherwise would not have done, or miss opportunities for profitable trading. For example, the receipt of inaccurate market data may cause the Adviser to establish (or exit) a position which it otherwise would not have established (or exited), or fail to establish (or exit) a position which it otherwise would have established (or exited), and any subsequent correction of such inaccurate data may cause the Adviser to reverse such action or inaction, all of which may ultimately be to the detriment of the Trust.

     The Trust's Fees and Expenses
     -----------------------------

     The Trust is required to make substantial profits in order to avoid depletion or exhaustion of its assets from fees and expenses. In addition, the performance fee paid to the Adviser is based on both realized and unrealized gains and losses as of the end of the applicable period. Consequently, performance fees could be paid on unrealized gains that may never be realized by the Trust.

     The Adviser May Receive Incentive Compensation
     ----------------------------------------------

     The Adviser employs a speculative strategy for the Trust, and the Adviser receives a performance fee based on the trading profits earned by the Trust. The Adviser would not agree to manage the Trust's account in the absence of such a performance fee arrangement. Accordingly, the Adviser may make investments and take positions that involve more risk than might be made if the Trust's assets were managed by an adviser that did not require performance-based compensation.

     If any payment is made by the Trust to the Adviser with respect to a performance fee, and the Trust thereafter incurs a net loss, the Adviser will retain the amount previously paid. Thus, the Adviser may be paid a performance fee during a year in which the Trust overall incurred net losses. Trading losses shall be carried forward and no further performance fees may be paid until the prior losses have been recovered. Similarly, the Adviser's incentive compensation will be based on unrealized, as well as realized, gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision.

     The performance fees that reduce the net asset value of the Shares may not correspond to a particular investor's experience in the Trust because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding Share. For example, an investor may acquire Shares after the Trust's trading has resulted in losses reducing aggregate cumulative appreciation below its prior highest level. If so, that investor's Shares will not be subject to having their net asset value reduced by any allocable performance fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such Shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such Shares. Conversely, the Shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by allocable performance fees, even though the net asset value per Share is below the net asset value at which such Shares were issued. In addition, when Shares are issued at a net asset value reduced by an accrued performance fee and such accrued performance fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding Shares in the Trust (increasing the net asset value per Share), including those Shares whose purchase price had itself been reduced by the accrued performance fees being reversed.

     Possibility of Additional Government or Market Regulation
     ---------------------------------------------------------

     Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the "hedge fund" industry in general. Certain legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of non-U.S. jurisdictions, and the SEC has also proposed greater regulation. It is impossible to predict what, if any, changes in the regulations applicable to the Trust, the Adviser, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Trust, as well as require increased transparency as to the identity of the Shareholders.

     Possible Exclusion of a Shareholder Based on Certain Detrimental Effects
     ------------------------------------------------------------------------

     The Trust may repurchase the Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if among other situations:

  o The Shares have been transferred in violation of the Trust's Trust Agreement or have vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency, adjudicated incompetence, merger, reorganization or termination of the Shareholder.

  o Ownership of the Shares by the Shareholder or other person likely will cause the Trust to be in violation of, or subject the Trust to, new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction.

  o Continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Trust, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Trust or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences.

  o Any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true.

  o The Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communication Commission regulations, or the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (collectively, "Special Laws or Regulations"), and the Trust determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Shares.

  o The Trustees determine that the continued ownership of Shares by the Shareholders reasonably could be expected to cause material legal, regulatory, tax, administrative or pecuniary harm to the Trust.

     The effect of these provisions may be to deprive an investor of an opportunity for a return even though other investors might enjoy such a return.

     The Trust May Distribute Profits to Shareholders at Inopportune Times
     ---------------------------------------------------------------------

     The Trust reserves the right to make distributions of profits of the Trust to the Shareholders at any time in its sole discretion. Shareholders will have no choice in receiving these distributions as income, and may receive little notice that these distributions are being made. Distributions may be made at an inopportune time for the Shareholders.

     Tax Considerations
     ------------------

     The Trust does not intend to make periodic distributions of its net income or gains, if any, to Shareholders. A Shareholder will be required each year, however, to pay applicable U.S. federal and state income taxes on his, her or its share of the Trust's taxable income, and will have to obtain cash from other sources in order to pay such applicable taxes. The amount and timing of any distributions will be determined in the sole discretion of the Board of Trustees. In addition, for the Trust to complete its tax reporting requirements and to provide an audited annual report to Shareholders, it must receive timely information from the Adviser. Any delay in providing this information will delay the Trust's preparation of tax information for investors, which will likely require Shareholders to obtain extensions of the time for filing their tax returns, or could delay the preparation of the Trust's annual report. See "Capital Stock, Long-Term Debt, and Other Securities -Tax Aspects" for a summary of certain significant U.S. federal income tax consequences that are relevant to an investment in the Trust.

     Although the Trust treats the management and performance fees paid to the Adviser and other expenses of the Trust as ordinary and necessary business expenses, upon audit the Trust may be required to treat such fees as "investment advisory fees" if the Trust's trading activities did not constitute a trade or business for tax purposes. If the expenses were investment advisory expenses, a shareholder's tax liability would likely increase.

Item 9. Management

1. General.

     Board of Trustees.

     The Trustees of the Trust consist of four individuals, three of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies under the 1940 Act.

     See Item 18 in Part B of this Registration Statement for biographical and other information about the Trusetees.

     Adviser.

     Campbell & Company Investment Adviser LLC and its affiliates create and manage a variety of alternative investment vehicles. The adviser is a wholly-owned affiliate of Campbell & Company, Inc. Campbell & Company, Inc. and its predecessor organizations have over thirty-two years of experience in creating and managing alternative investment vehicles. The Adviser's principal business address is: 210 West Pennsylvania Avenue, Suite 770, Towson, Maryland 21204.

     The Adviser will manage the Trust pursuant to an investment advisory agreement (the "Investment Advisory Agreement") pursuant to which the Adviser shall be paid a monthly management fee at an annual rate of 2.00% of the average month-end net assets of the Trust (the "Management Fee"). The Adviser is also paid a quarterly Performance Fee of 20% of the aggregate cumulative appreciation (if any) of the Trust's net assets, including interest income, and as adjusted for subscriptions and redemptions, on a cumulative high water mark basis (the "Performance Fee").

     Additionally, the Trust has appointed the Adviser to provide certain administrative, transfer agency and investor services to the Trust. In this regard, the Adviser is responsible, directly or through its agents, for, among other things: reconciliation of cash and investment balances; calculating contractual expenses, including management fees and performance fees; determining net income; arranging for the computation of the Trust's net asset value, preparing the Trust's Statement of Assets and Liabilities and Statement of Operations; preparing and filing the Trust's annual and semi-annual reports with the SEC; preparing and filing certain federal and state tax returns for the Trust; maintaining the register of Shareholders, including any transfer or repurchases of Shares; and the allocation of income, expenses, gains and losses to the Shareholders.

     Portfolio Management.

     The Adviser makes the Trust's trading decisions using proprietary technical trading models which analyze both technical and fundamental market indicators. Following are the biographies of the members of the Risk Committee which is responsible for overseeing the proprietary technical trading models utilized on behalf of the Trust.

     William C. Clarke, III joined Campbell & Company in June 1977 and has served as an Executive Vice President since 1991 and a Director since 1984. Mr. Clarke currently oversees all aspects of research, which involves the development of proprietary trading models and portfolio management methods. Mr. Clarke is an associated person of Campbell & Company.

     Bruce L. Cleland joined Campbell & Company in January 1993 and has served as President and a Director since 1994, and Chief Executive Officer since 1997. Mr. Cleland is also the President and Chief Executive Officer of the Adviser. Mr. Cleland has worked in the international derivatives industry since 1973, and has owned and managed firms engaged in global clearing, floor brokerage, trading and portfolio management. Mr. Cleland is currently a member of the Board of Directors of the National Futures Association, and previously served as a member of the Board of Directors of the Managed Funds Association and as a member of the Board of Governors of the COMEX, in New York. Mr. Cleland is an associated person of Campbell & Company.

     Kevin M. Heerdt joined Campbell & Company in March 2003 and has served as Chief Operating Officer since June 2005. Prior to June 2005, Mr. Heerdt served as an Executive Vice President-Research. His duties include risk management, research, and the development of quantitatively based hedge fund and options strategies. From February 2002 to March 2003, he was self-employed through Integrity Consulting. Previously, Mr. Heerdt worked for twelve years at Moore Capital Management, Inc., where he was a Director until 1999, and a Managing Director from 2000 to 2002. Mr. Heerdt is an associated person of Campbell & Company.

     Custodian.

     The custodian for the Trust's assets is Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130.

     Expenses.

     The Trust will bear its own operating and other expenses, including, but not limited to, organizational and initial offering expenses; ongoing offering expenses; trustees' fees (including trustees and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including fees and expenses related to administration activities); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with Shareholders, including the costs of preparing and printing reports to Shareholders; and extraordinary expenses.

     The Trust will pay its administrative expenses and operating costs ("Administrative Expenses") as incurred, subject to an annual cap of 0.50% of the Trust's average month-end net assets. Any Administrative Expenses incurred in excess of the aforementioned annual cap will initially be paid by the Adviser; provided, however, that the Trust will reimburse the Administrative Expenses paid by the Adviser at such time, if any, as the Trust is able to do so within the limit of the aforementioned cap. The payment of Administrative Expenses reduces the Trust's net assets.

     The Trust will pay its initial and ongoing offering costs as incurred, subject to an annual cap of 0.75% of the Trust's average month-end net assets. Any offering costs incurred in excess of the aforementioned annual cap will initially be paid by the Adviser; provided, however, that the Trust will reimburse the offering costs paid by the Adviser at such time, if any, as the Trust is able to do so within the limit of the aforementioned cap. Such expenses include all fees and expenses in connection with the distribution of the shares, including legal, accounting, printing, mailing, filing fees, escrow fees, salaries and bonuses of employees while engaged in sales activities, and marketing expenses of the Adviser and the Distributor which are paid by the Trust. The payment of offering costs reduces the Trust's net assets.

     Trust expenses will also include investment-related expenses, including, but not limited to, brokerage commissions, dealer mark-ups or spreads, and other transaction costs on its cash management, as well as interest expense on any borrowings it may make.

     As noted above, in consideration of the investor and account maintenance service activities provided to Shareholders by the Distributor and its financial advisors who are duly registered, the Trust pays the Distributor the Service Fee.

     The Adviser will bear expenses incurred in the operation of its business (such as rent for office space, equipment, facilities and employees' salaries).

     2. Control Persons. As of August 1, 2005, Campbell & Company, Inc. owns approximately 100% of the Shares of the Trust.

Item 10.   Capital Stock, Long-Term Debt, and Other Securities.

1. Capital Stock.

     The Trust is a continuously offered closed-end, non-diversified management investment company, that was converted to a statutory trust under the laws of the State of Delaware on June 28, 2005. Shares of the Trust are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by "accredited investors" as defined in Rule 501 under the 1933 Act and "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940. This Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy any Shares in the Registrant.

     Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to Shareholders upon liquidation of the Trust. Each whole Share shall be entitled to one vote as to any matter on which such Share is entitled to vote. Shareholders in the Trust have no preemptive or conversion rights.

     No Right of Redemption
     ----------------------

     No Shareholder will have the right to require the Trust to redeem its Shares. No public market for Shares exists, and none will develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of quarterly repurchases of Shares by the Trust, as described below. If the net asset value per Share as of the end of any business day declines by 50% or more from either the prior year-end or the prior month-end Share net asset value, the Adviser will suspend trading activities, notifying all Shareholders of the relevant facts within seven business days of such suspension and will declare a special redemption period.

     Quarterly Repurchases of Trust Shares
     -------------------------------------

     General. The Trust intends to conduct quarterly repurchase offers for between 5% and 25% of the Trust's outstanding Shares. The Trust intends to fund repurchase offers by using cash or other liquid assets on hand, and, to the extent necessary, liquidating portfolio investments, or by borrowing to finance the repurchases. The Trust intends to make its first repurchase offer in December 2005.

     Repurchases of Shares by the Trust will decrease its total assets unless repurchases are offset by new subscriptions for Shares and accordingly may increase the Trust's expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such repurchase transactions would reduce the Trust's returns.

     Fundamental Policy Regarding Quarterly Repurchase Offers. The Trust will make offers to repurchase its shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act, and the Board of Trustees may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Trust must receive repurchase requests submitted by Shareholders in response to each repurchase offer ("Repurchase Request Deadline") will be set as of the end of each quarterly period pursuant to a policy approved by the Board of Trustees. The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than fourteen days after the Repurchase Request Deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the 1940 Act.

     Quarterly Repurchase Offer Procedures. The Board of Trustees will, in the exercise of its duties and subject to applicable law, determine the number of Shares subject to the repurchase offer based upon such considerations as market demand and the Trust's net asset value per Share. The Trust may not repurchase Shares, if, after giving effect to the repurchase, the Trust would not be able to pay indebtedness of the Trust as the indebtedness becomes due or, generally, the Trust's total assets would be less than the sum of the Trust's total liabilities. If a repurchase offer is over-subscribed, the Trust may, but is not obligated to, either: (i) repurchase all additional Shares tendered if the additional Shares do not exceed 2% of the Trust's outstanding shares, or (ii) purchase all Shares tendered on a pro rata basis. All Shares tendered may be withdrawn at any time prior to the Repurchase Request Deadline in accordance with certain procedures.

     Repurchase prices are set at a price equal to the net asset value per Share of the Trust as of the Repurchase Pricing Date. Payment for tendered Shares will be distributed within one week after the Repurchase Pricing Date. Repurchase prices are based on unaudited calculations of the net asset value per Share of the Trust done by the Adviser in accordance with policies and procedures approved by the Board of Trustees. All repurchase offer materials will be mailed to shareholders for record before commencement of the repurchase offer. Shareholders whose Shares are held in the name of the broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their Shares in the repurchase offer.

     The net asset value per Share of the Trust is calculated as of the close of business on the last business day of each month and such other dates as the Board of Trustees may determine in its discretion. Shareholders who wish to obtain the net asset value per share of the Trust during any repurchase offer period should contact the Trust or their financial advisor.

     Transfer of Shares
     ------------------

     Except as otherwise described below, no person may become a substituted Shareholder without the written consent of the Trust, which consent may be withheld for any reason or no reason in its sole discretion. Shares held by a Shareholder may be transferred only:

  o by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the Shareholder; or

  o under certain limited circumstances, with the written consent of the Trust, which may be withheld in the sole discretion of the Board of Trustees and is expected to be granted, if at all, only under extenuating circumstances.

     Unless the Trust consults with legal counsel and counsel confirms that the transfer will not cause the Trust to be treated as a "publicly traded" entity taxable as a corporation, the Trust generally will not consent to a transfer unless the following conditions are met:

  o the transferring Shareholder has been a Shareholder for at least six months;

  o the proposed transfer is to be made on the effective date of an offer by the Trust to repurchase Shares; and

  o the transfer is (1) one in which the tax basis of the Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Shareholder, for example, certain transfers to affiliates, gifts and contributions to family entities, (2) to members of the transferring Shareholder's immediate family (siblings, spouse, parents or children), or (3) a distribution from a qualified retirement plan or an individual retirement account.

     Notice to the Trust of any proposed transfer of Shares must include evidence satisfactory to the Trust that the proposed transferee meets any requirements imposed by the Trust with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) is an eligible investor. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Trust generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a single transferee or, after the transfer of the Shares, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys' and registered public accounting firm fees, incurred by the Trust or the Adviser in connection with the transfer. In connection with any request to transfer Shares, the Trust may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Trust as to such matters as the Trust may reasonably request.

     Any transferee acquiring Shares by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of a Shareholder, or otherwise, will be entitled to the allocations and distributions allocable to the Shares so acquired and to transfer the Shares in accordance with the terms of the Trust Agreement, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Trust Agreement. If a Shareholder transfers Shares with the approval of the Trust, the Trust will promptly take all necessary actions so that each transferee is admitted to the Trust as a Shareholder.

     In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Trust, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Trust Agreement or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

     Consummating a repurchase offer may require the Trust to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so.

2.  Taxes.

     Shareholders, rather than the Trust, Subject to U.S. Federal Income Tax. As an entity taxed as a partnership, the Trust itself is not subject to U.S. federal income tax but will be required to file an annual partnership information return with the IRS that reports the results of its operations. Each Shareholder will be required to take into account on the Shareholder's U.S. federal income tax return the Shareholder's distributive share of the Trust's net long-term capital gain or loss, net short-term capital gain or loss and all items of ordinary income or loss. Each Shareholder will be taxed on the Shareholder's distributive share of the Trust's taxable income and gain regardless of whether the Shareholder has received or will receive a distribution from the Trust. A Shareholder may have taxable income for a taxable year for which it has incurred an economic loss with respect to its interests in the Trust.

     Partnerships such as a trust with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the Shareholders. If the Trust is eligible, the Trust may elect to have such rules and procedures apply to the Trust if it believes that they may be beneficial to a majority of the Shareholders. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Shareholders.

     Allocation of Gains and Losses. Under the Trust Agreement, the Trust's net capital appreciation or net capital depreciation for each fiscal period is allocated among the Shareholders and to their capital accounts without regard to the amount of income or loss recognized by the Trust for U.S. federal income tax purposes. The Trust Agreement provides that items of income, deduction, gain, loss or credit recognized by the Trust for each taxable year generally are to be allocated for U.S. federal income tax purposes among the Shareholders pursuant to the Treasury Regulations (proposed, temporary and final) (collectively, the "Regulations"), based upon amounts of the Trust's net capital appreciation or net capital depreciation allocated to each Shareholder's capital account for the current and prior fiscal years (or selected portions thereof).

     Under the Trust Agreement, the Trust has the discretion to allocate specially an amount of the Trust's capital gain or loss (including short-term capital gain or loss) and ordinary income or loss for U.S. federal income tax purposes to a withdrawing Shareholder to the extent that the Shareholder's U.S. federal income tax basis in the Shares exceeds his, her or its capital account. No assurance can be given that, if the Trust makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the amount of income or loss allocated to particular Shareholders for U.S. federal income tax purposes may be increased or reduced or the character of such income or loss may be modified.

     Allocations of gain, income or loss for U.S. federal income tax purposes may be adjusted at any time by the Trust to the extent the Trust determines in good faith that such adjustments (i) would more equitably reflect the economic allocations or (ii) would otherwise be in the overall best interests of the Shareholders.

     Tax Elections; Tax Returns; Tax Audits. The Internal Revenue Code of 1986, as amended (the "Code") provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the Trust Agreement, the Trust, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the consent of the IRS.

     The Trust decides how to report the partnership items on the Trust's tax returns, and all Shareholders are required under the Code to treat the items consistently on their own tax returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Trust's items have been reported. In the event that the income tax returns of the Trust are audited by the IRS, the tax treatment of the Trust's income and deductions generally will be determined at the Trust level in a single proceeding rather than by individual audits of the Shareholders. Audit changes made to the Trust's tax returns would result in corresponding changes to Shareholders' tax returns. An audit of the Trust could lead to an audit of the Shareholders. Such audits could result in the determination of tax deficiencies with respect to the Shareholders which deficiencies are not related to the investment in the Trust.

     The Adviser will be the Trust's "tax matters partner" within the meaning of the Code and in that capacity will have the authority to bind certain Shareholders to settlement agreements and will have the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders' tax liabilities with respect to Trust items.

3.  Outstanding Amount of Beneficial Interests.

     The following table sets forth the authorized amount of beneficial interests of the Trust, the amount of beneficial interests held by the Trust for its own account and the aggregate amount of beneficial interests outstanding as of July 31, 2005, exclusive of that held by the Trust.

                                                                                                Amount Outstanding
                                                                                               as of July 31, 2005
                                                                                               (Exclusive of Amount
                                               Amount                  Amount Held by         Held by Trust for Own
          Class of Shares                    Authorized             Trust for Own Account            Account)
-------------------------------------  ----------------------  ----------------------------  ------------------------

  Shares of Beneficial Interest               Unlimited                       0                     19,759.912


Item 13.   Table of Contents of the Statement of Additional Information.

                                                                         Page
                                                                       --------
General Information and History                                           24
Investment Objective and Policies                                         24
Management                                                                27
Control Persons and Principal Holders of Securities                       32
Investment Advisory and Other Services                                    32
Portfolio Managers                                                        34
Brokerage Allocation and Other Practices                                  36
Tax Status                                                                36
Financial Statements                                                      36

                                    PART B

                                August 29, 2005



                       THE CAMPBELL MULTI-STRATEGY TRUST

Item 14.   Cover Page.

     This Part B to this Registration Statement on Form N-2 of The Campbell Multi-Strategy Trust (the "Trust"), which is not a prospectus, supplements and should be read in conjunction with the current Part A to this Registration Statement dated August 29, 2005, as it may be revised from time to time (the "Trust's Part A"). To obtain a copy of the Registration Statement, please call the Trust at (410) 296-3301 or write to the Trust at 210 West Pennsylvania Avenue, Suite 770, Towson Maryland 21204. The Trust's Part A is incorporated herein by reference and this Part B is incorporated by reference in the Trust's Part A.

Item 15.   Table of Contents.

                                                                          Page
                                                                         -------
General Information and History                                            24
Investment Objective and Policies                                          24
Management                                                                 27
Control Persons and Principal Holders of Securities                        32
Investment Advisory and Other Services                                     32
Portfolio Managers                                                         34
Brokerage Allocation and Other Practices                                   36
Tax Status                                                                 36
Financial Statements                                                       36

Item 16.   General Information and History.

     Information relating to the history of the Trust is incorporated herein by reference from Item 8 of the Trust's Part A.

Item 17.  Investment Objective and Policies

     The following information supplements and should be read in conjunction with Item 8 of the Trust's Part A.

     Investment Philosophy and Strategy. The Adviser makes the Trust's trading decisions using proprietary technical trading models which analyze both technical and fundamental market indicators.

     The Multi-Strategy Portfolio is designed to take advantage of a range of independent alpha sources. Some models are broad-based (i.e., they trade across a large spectrum of markets), while others are sector specific. The Adviser believes that each model must stand on its own (i.e., not highly correlated to other models) while being synergistic to the larger program.

     The trading models utilized by the Adviser may include, but are not limited to, trend-following trading models, counter-trend trading models, long/short strategies, relative value strategies, and volatility based trading models, as well as incorporating both technical and fundamental market indicators. The Adviser expects to develop additional trading models and to modify models currently in use, and may or may not employ all such models for the Trust's account. The trading models currently used by the Adviser on behalf of the Trust may be eliminated from use if the Adviser ever believes such action is warranted.

     The Adviser believes that utilizing multiple trading models for the Trust's account provides an important level of diversification, and is most beneficial when multiple positions in each market are traded. Every trading model may not trade in every market. It is possible that one trading model may signal a long position while another trading model signals a short position in the same market. It is the intention of the Adviser to offset those signals to reduce unnecessary trading, but if the signals are not simultaneous, both trades will be taken and, since it is unlikely that both positions would prove profitable, in retrospect, one or both trades will appear to have been unnecessary. It is the policy of the Adviser to follow trades signaled by each trading model independently of the other models.

     While the Adviser normally follows a disciplined, systematic approach to trading, on occasion, it may override the signals generated by the trading models, such as when market conditions dictate otherwise. While such action may be taken for any reason at any time at the sole discretion of the Adviser, it will normally only be taken to reduce risk in the portfolio, and may or may not enhance the results that would otherwise be achieved.

     The Adviser applies risk management and portfolio management strategies to measure and manage the Trust's overall portfolio risk. These strategies include portfolio structure, risk balance, capital allocation and risk limitation. One objective of risk and portfolio management is to determine periods of relatively high and low portfolio risk, and when such points are reached, the Adviser may reduce or increase position size accordingly. Furthermore, the Adviser may, from time to time, increase or decrease the total position size held based on increases or decreases in the Trust's assets, changes in market conditions, perceived changes in portfolio-wide risk factors, or other factors which may be deemed relevant. It is possible that any such reduction or increase in position size may not enhance the results achieved over time.

     The position size that the Adviser believes can be bought or sold in a particular market without unduly influencing price adversely may at times be limited. In such cases, the Trust's portfolio would be influenced by liquidity factors because the positions taken in such markets might be substantially smaller than the positions that would otherwise be taken.

     Trading Capacity of the Portfolio. The Adviser believes that it is virtually impossible to define or quantify the capacity of a portfolio with any degree of certainty. As assets under management have increased, the Adviser has continued to introduce new strategies designed to deliver returns which have low correlation to returns from existing strategies. The Adviser remains comfortable with its current asset and trading levels, and is satisfied with recent risk-adjusted returns. However, the Adviser acknowledges that there may come a time when the combination of available markets and new strategies may not be sufficient for it to add new assets without detriment to diversification. If this were to occur, the Adviser would expect its risk-adjusted returns to begin to degrade. Should the Adviser ever conclude that its ability to deliver attractive risk-adjusted returns has been unduly compromised by its growth in assets, it will not hesitate to restrict or halt the flow of new assets, and, if necessary, begin to repatriate market gains.

     Borrowings. Although the Trust has no present intention to do so, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof (collectively, "Borrowings"). The Trust may borrow money and issue debt securities in amounts up to 331/3%, and may issue preferred equity securities in amounts up to 50%, of the value of its total assets to finance additional investments. The proceeds from any Borrowings will be invested in accordance with the investment objectives of the Trust. The expenses of any Borrowings will be borne by the Trust and will reduce the net asset value of the Shares. No assurance can be given that the Trust will not leverage its portfolio through Borrowings.

     As discussed under "Investment Advisory and Other Services," during periods when the Trust has outstanding Borrowings, the fees paid to the Adviser for investment advisory and management services will be higher than if the Trust did not have outstanding Borrowings because the fees paid will be calculated on the basis of an aggregate of (i) the Trust's month-end net assets (including proceeds from the sale of preferred equity securities), and
(ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Consequently, the Trust and the Adviser may have differing interests in determining whether to leverage the Trust's assets through Borrowings. The Board of Trustees will monitor this potential conflict. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Trust securities. The Trust at times may borrow from affiliates of the Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     Any use of Borrowings by the Trust will be premised upon the expectation that the cost of the Borrowings used to purchase additional assets will be lower than the return the Trust achieves on its investments with the proceeds of the Borrowings. Such difference in return may result from the short term nature of the Trust's Borrowings compared to the longer term nature of its investments. Because the total assets of the Trust (including the assets obtained from Borrowings) generally are expected to be invested in portfolio investments that will provide a higher yield, the holders of the Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the net asset value per Share of the Shares will reflect any decline in the value of portfolio holdings resulting therefrom.

     Borrowing creates certain risks for holders of Shares, including the likelihood of greater volatility of net asset value, the risk that fluctuations in interest or dividend rates on Borrowings may affect the return to the holders of Shares and increased operating costs which may reduce the Trust's total return. To the extent the total return derived from securities purchased with funds received from Borrowings exceeds the cost of the Borrowings, the Trust's return will be greater than if Borrowings had not been used. Conversely, if the total return from the securities purchased with Borrowings is not sufficient to cover the cost of such Borrowings, the return of the Trust will be less than if Borrowings had not been used. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position through Borrowings if it expects that the benefits to the Shareholders of maintaining the Borrowings will outweigh the current reduced return. Capital raised through Borrowings will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. The Trust also may be required to maintain minimum average balances in connection with Borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of Borrowings over the stated interest rate. The issuance of preferred equity securities involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. Borrowings create an opportunity for greater return per Share, but at the same time such Borrowing is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the total return on assets acquired with Borrowings exceeds the cost of such Borrowings, the use of leverage will diminish the investment performance of the Trust compared with what it would have been without leverage through Borrowings.

     Certain types of Borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Trust's ability to pay dividends and distributions on the Shares in certain instances. The Trust also may be required to pledge its assets to the lenders in connection with certain types of Borrowings. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Trust's portfolio in accordance with the Trust's investment objectives and policies. However, due to these covenants or restrictions, the Trust may be forced to liquidate investments at times and at prices that are not favorable to the Trust, or the Trust may be forced to forgo investments that the Adviser otherwise views as favorable. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred equity securities issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

     Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 331/3% of the value of the Trust's total assets, as calculated immediately after the incurrence of such indebtedness). Additionally, under the 1940 Act, the Trust may not declare any dividend (except a dividend payable in capital securities of the Trust) or other distribution upon any class of its capital securities, or purchase any such capital securities, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Trust is not permitted to issue preferred equity securities unless immediately after such issuance the Trust has an asset coverage of at least 200% of the liquidation value of the outstanding preferred equity securities (i.e., such liquidation value may not exceed 50% of the value of the Trust's total assets, as calculated immediately after the issuance of such preferred equity securities). In addition, the Trust is not permitted to declare any dividend (except a dividend payable in Shares) or other distribution on its Shares unless, at the time of such declaration, the Trust has an asset coverage (determined after deducting the amount of such dividend or distribution) of at least 200% of such liquidation value. In the event preferred equity securities are issued, the Trust intends, to the extent possible, to purchase or redeem preferred equity securities from time to time to maintain an asset coverage of any preferred stock of at least 200%.

     With respect to Borrowings, "asset coverage" under the 1940 Act means the ratio which the value of the Trust's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowings or indebtedness of the Trust. With respect to preferred equity securities, "asset coverage" under the 1940 Act means the ratio which the value of the Trust's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing borrowings or indebtedness plus the aggregate of the involuntary liquidation preference of such preferred equity securities. Under the 1940 Act, the involuntary liquidation preference of preferred equity securities is the amount to which such preferred equity securities would be entitled on involuntary liquidation of the Trust in preference to a security junior to it (i.e., the Shares).

     The Trust's willingness to borrow money and issue debt securities or preferred equity securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy through Borrowings depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy through Borrowings will be successful during any period in which it is employed.

     Until the Trust borrows or issues preferred equity securities, the Shares will not be leveraged through Borrowings, and the risks and special considerations related to Borrowings described herein will not apply. Such leveraging of the Shares through Borrowings cannot be fully achieved until the proceeds resulting from the Borrowings have been invested in accordance with the Trust's investment objectives and policies.

     Portfolio Turnover. The Trust may dispose of securities without regard to the length of time they have been held when such actions appear advisable based on the trading models included in the Multi-Strategy Portfolio. Since the Adviser trades securities based on the trading models included in the Multi-Strategy Portfolio, it is impossible to predict, with any degree of certainty, the portfolio turnover rate for the Trust. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Trust.

Item 18.  Management

Board of Trustees

     The Trust's Board of Trustees has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations. The Board of Trustees will monitor and oversee the business affairs of the Trust, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Trust's business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Trust's business.

     The Trustees, in their capacity as such, are not Shareholders of the Trust and, accordingly, each Trustee in his or her capacity as such has no liability as a Shareholder. Trustees will not contribute to the capital of the Trust in their capacity as Trustees, but may subscribe for Shares, subject to the eligibility requirements described herein.

Trustees and Officers

     Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the Shareholders. The Trust's Officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Trust under the supervision of the Board of Trustees. One of the Trustees and all of the Officers of the Trust are directors, officers or employees of the Adviser and its affiliates. The other Trustees are not affiliated with the Adviser or its affiliates and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act. The Trustees and Officers of the Trust also may be directors and officers of other investment companies. To the fullest extent allowed by applicable law, including the 1940 Act, the Trust Agreement indemnifies the Trustees and Officers for all costs, liabilities and expenses that they may experience as a result of their services as such.

     Certain biographical and other information relating to the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, and other public directorships/trusteeships.


                                                                                            Number of
                                                                                            Affiliated
                                                Term of                                    Advised Funds
                            Position(s)      Office** and                                       and         Public
   Name, Address* and        Held with         Length of        Principal Occupation(s)     Portfolios    Trusteeships/
     Age of Trustee          the Trust        Time Served       During Past Five Years      Overseen***   Directorships
------------------------ ---------------- ------------------ ---------------------------- --------------- -------------

                                                                      Senior Vice
                                                                President/Principal of
                                                                  Colliers Pinkard, a
                                                                commercial real estate
                                                                  leasing, sales and
                                            Trustee since        property management
Douglas W. Brinkley (41)      Trustee            2005        consulting firm, since 1986        One           None
------------------------ ---------------- ------------------ ---------------------------- --------------- -------------


                                                                  President, Fleming
                                                                       Financial
                                                             Services, P.C., since 1999;
                                                            Partner, Arthur F. Bell, Jr. &
                                                             Associates, L.L.C., a public
                                                            accounting firm, from 1992 to
                                                                 1999; Manager, Price
                                             Trustee since    Waterhouse, from 1992 and
 Russell A. Fleming (41)      Trustee            2005                    prior                  One          None
------------------------ ---------------- ------------------ ---------------------------- --------------- -------------


                                                                Partner, Global Domain
                                                              Partners, LLC, a commodity
                                                             trading advisor, since 2004;
                                                              Director, Wachovia Capital
                                                                 Markets LLC and Vice
                                                                  President, Wachovia
                                             Trustee since     Corporation from 2000 to
 Robert G. Merrick (47)       Trustee            2005                    2004                   One          None
------------------------ ---------------- ------------------ ---------------------------- --------------- -------------


--------------------------------------------------------------------------------

     * The address of each non-interested Trustee is c/o The Campbell Multi-Strategy Trust, 210 West Pennsylvania Avenue, Suite 770, Towson, Maryland 21204.

     ** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust's Bylaws, Trust Agreement or by statute.

     *** As of the date hereof, the Trust is the only investment vehicle created and managed by the Adviser or its affiliates that is registered under the 1940 Act.


     Certain biographical and other information relating to the Trustee who is an "interested person" of the Trust as defined in the 1940 Act (the "Interested Trustee") and to the other Officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in funds advised by the Adviser and public directorships/trusteeships held.


                                                                                            Number of
                                                                                            Affiliated
                                                Term of                                    Advised Funds
                            Position(s)      Office** and                                       and          Public
   Name, Address* and        Held with         Length of        Principal Occupation(s)     Portfolios    Trusteeships/
     Age of Trustee          the Trust        Time Served       During Past Five Years      Overseen***   Directorships
------------------------ ---------------- ------------------ ---------------------------- --------------- -------------

  Bruce L. Cleland (57)    Trustee,        Trustee, Chief     Chief Executive Officer of       None          None
                           Chief           Executive           Campbell & Company, Inc.,
                           Executive       Officer and         an affiliate of the Trust
                           Officer and     President since     and registered commodity
                           President       2005                 trading advisor, since
                                                                  1997, President and
                                                                Director thereof since
                                                                 1994; Chief Executive
                                                               Officer and President of
                                                                 the Adviser since its
                                                                  inception in 2005.

  Theresa D. Becks (42)    Treasurer,      Treasurer, Chief     Chief Financial Officer        None          None
                           Chief           Financial           and Treasurer of Campbell
                           Financial       Officer and            & Company, Inc., an
                           Officer and     Assistant          affiliate of the Trust and
                           Assistant       Secretary since       registered commodity
                           Secretary       2005                 trading advisor, since
                                                                  1992, Secretary and
                                                                Director thereof since
                                                                1994; Treasurer, Chief
                                                                 Financial Officer and
                                                              Assistant Secretary of the
                                                              Adviser since its inception
                                                                       in 2005.

  Kevin M. Heerdt (47)     Vice            Vice President      Executive Vice President        None          None
                           President and   and Chief            of Campbell & Company,
                           Chief           Operating           Inc., an affiliate of the
                           Operating       Officer since         Trust and registered
                           Officer         2005               commodity trading advisor,
                                                                   since 2003, Chief
                                                               Operating Officer thereof
                                                              since 2005; Vice President
                                                                  and Chief Operating
                                                                Officer of the Adviser
                                                                since its inception in
                                                                  2005; self-employed
                                                                   through Integrity
                                                                Consulting from 2002 to
                                                              2003; Managing Director at
                                                               Moore Capital Management,
                                                                  Inc., an investment
                                                               advisory firm, from 1999
                                                                        to 2002.

  Craig A. Weynand (35)    Secretary,      Secretary, Chief   Vice President and General       None          None
                           Chief           Compliance            Counsel of Campbell &
                           Compliance      Officer and             Company, Inc., an
                           Officer and     Assistant          affiliate of the Trust and
                           Assistant       Treasurer since       registered commodity
                           Treasurer       2005                 trading advisor, since
                                                                2003; Secretary, Chief
                                                                Compliance Officer and
                                                              Assistant Treasurer of the
                                                                   Adviser since its
                                                                inception in 2005; Vice
                                                                 President-Director of
                                                                 Product Origination &
                                                                  Analysis for Morgan
                                                                Stanley--Managed Futures
                                                                  from 1998 to 2003.

  James M. Little (59)     Vice President  Vice President      Executive Vice President        None          None
                                           since 2005           of Campbell & Company,
                                                               Inc., an affiliate of the
                                                                 Trust and registered
                                                              commodity trading advisor,
                                                                 since 1990, Director
                                                               thereof since 1992; Vice
                                                               President of the Adviser
                                                                since its inception in
                                                                         2005.


_______________

     * The address of each Trustee and Officer listed is c/o Campbell & Company Investment Adviser LLC, 210 West Pennsylvania Avenue, Suite 770, Towson, Maryland 21204.

     ** Each Trustee and Officer serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust's Bylaws, Trust Agreement or by statute.

     *** As of the date hereof, the Trust is the only investment vehicle created and managed by the Adviser or its affiliates that is registered under the 1940 Act.


Share Ownership

     Information relating to each Trustee's ownership of Shares in the Trust is set out in the chart below:


     Name                                               Aggregate Dollar Ownership of Shares in the Trust
     ----                                               -------------------------------------------------
     Interested Trustee

     Bruce L. Cleland                                                         None

     Non-Interested Trustees

     Douglas W. Brinkley                                                      None

     Russell A. Fleming                                                       None

     Robert G. Merrick                                                        None



     As of the date hereof, Campbell & Company, Inc. owned all of the outstanding shares of common stock of the Trust; none of the Trustees and Officers of the Trust owned any outstanding shares of the Trust. As of the date hereof, none of the non-interested Trustees of the Trust or their immediate family members owned beneficially or of record any securities in the Adviser.

Compensation

     Each Independent Trustee receives an aggregate annual retainer of $4,000 for his services to the Trust, paid quarterly. In addition, each Independent Trustee receives a fee of $4,000 per in-person Board or committee meeting attended.

     The following table set forth the approximate aggregate compensation the Trust expects to pay to the Independent Trustees for their first full fiscal year of service:


                                                                                             Pension or
                                                                                    Retirement Benefits Accrued
     Name                               Aggregate Compensation from the Trust*     as Part of Trust/Fund Expense
     ----                               --------------------------------------     -----------------------------

     Douglas W. Brinkley                              $20,000**                                 None

     Russell A. Fleming                               $20,000**                                 None

     Robert G. Merrick                                $20,000**                                 None


     * The Trust is the sole fund in the "fund complex" as defined in Item 18 of Form N-2.

     **   To date, each Trustee has received $4,000. Committees

     Each Independent Trustee is a member of the Trust's Audit Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Trust's independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Committee's responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Trust; (ii) discuss with the independent registered public accounting firm certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent registered public accounting firm and recommend that the Board of Trustees take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm's independence; (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls and Trust management's responses thereto. The Committee may retain independent legal counsel to assist it in connection with these duties. As the Trust is only recently organized, no meetings of the Committee have been held as of the date hereof.

     Each Independent Trustee is also a member of the Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board of Trustees. While the Nominating Committee is solely responsible for the selection and nomination of the Trust's Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by investors in the Trust or by Trust management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. As the Trust is only recently organized, no meetings of the Nominating Committee have been held as of the date hereof.

Approval of the Investment Advisory Agreement

     In connection with the Board of Trustees' consideration of the Investment Advisory Agreement at its June 29, 2005 meeting, the Board specifically requested and received from the Adviser information concerning fees charged by the Adviser for services to be rendered to the Trust by the Adviser. The Board also received information comparing the Trust's fee rate for advisory and other services and ratios for management expenses, investment-related expenses and total expenses to those of other closed-end investment companies and commodity pools deemed comparable. The Board of Trustees considered the compensation to be paid to the Adviser and the services to be provided to the Trust by the Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Adviser under other agreements, and the personnel who will provide these services. In addition to the investment advisory services to be provided to the Trust, which were considered by the Board of Trustees, the Adviser will provide certain administrative services, Shareholder services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust. Based on the information received, the Board of Trustees concluded that the Trust will benefit from those services. The Board of Trustees also considered the direct and indirect benefits to be received by the Adviser from its relationship with the Trust.

     In reviewing the Investment Advisory Agreement, the Board of Trustees focused on the experience, resources and strengths of the Adviser and its affiliates in managing alternative investment products, including the Adviser and its affiliates' experience in advising a number of other unregistered funds that have investment objectives and strategies similar to those of the Trust. The Board considered the amount of assets under the management of the Adviser and its affiliates, as well as the experience of the Adviser, its affiliates and their personnel. The Board also noted that the Adviser and/or its affiliates have over thirty two years' experience creating and managing alternative investments vehicles and, consequently, the Board concluded that the Adviser and its affiliates have a high level of expertise in providing asset management services and that the Trust will benefit from that expertise.

     The Board of Trustees also reviewed the compliance and administrative services to be provided to the Trust by the Adviser, including its oversight of the Trust's day-to-day operations. The Board of Trustees also focused on the quality of the Adviser's compliance and administrative staff. The Board of Trustees noted that, historically, the compliance and administrative services provided by the Adviser and/or its affiliates to other funds were of a sufficiently high quality to be likely to benefit the Trust.

     In reviewing the Investment Advisory Agreement, the Board of Trustees evaluated the Trust's fee rate for advisory services as compared to the fee rate of other comparable alternative investment vehicles. In particular, the Board of Trustees noted that the Trust's contractual advisory fee rate and incentive fee rate were each consistent with the fee rates of other comparable alternative investment vehicles. Based upon information reviewed and their discussion, the Board of Trustees concluded that the advisory fee rate and incentive fee rate were each reasonable in relation to the services to be provided by the Adviser to the Trust, as well as the costs likely to be incurred and benefits to be gained by the Adviser in providing such services. The Board of Trustees also found the investment advisory fees and total expense ratio to be reasonable in comparison to the fees charged by other comparable funds of similar size.

Code of Ethics

     The Trust and the Adviser have adopted a code of ethics (the "Code of Ethics") in compliance with Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities that may be purchased or held by the Trust. The Code of Ethics may be examined on the SEC's website at www.sec.gov. In addition, the Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Voting of Proxies

     The Board of Trustees has delegated to the Adviser authority to vote all proxies that may be received by the Trust from any of its portfolio investments. The Adviser has adopted policies and procedures ("Proxy Voting Procedures") regarding the voting of such proxies, which Proxy Voting Procedures have been reviewed and approved by the Board of Trustees. The Proxy Voting Procedures are designed to ensure that the voting of proxies is free from unwarranted and inappropriate influences and that real (or perceived) material conflicts of interest that may arise are properly addressed and resolved. Although the Proxy Voting Procedures set forth general proxy voting policies for the Adviser and specify how those policies are to be applied to proxy votes, the Adviser may determine in its sole discretion to vote a particular proxy in a manner contrary to its generally stated policies if it deems it to be in the best interests of the Trust to do so.

Item 19.   Control Persons and Principal Holders of Securities.

     As of August 1, 2005, Campbell & Company, Inc. owns approximately 100% of the Shares of the Trust.

Item 20.   Investment Advisory and Other Services.

     The following information supplements and should be read in conjunction with Item 9 in the Trust's Part A.

     Pursuant to an investment advisory agreement between the Adviser and the Trust (the "Investment Advisory Agreement"), the Trust pays the Adviser a monthly management fee at the annual rate of 2% of the Trust's average month-end net assets (previously defined as the "Management Fee"). Net assets for these purposes means the total value of all assets of the Trust, less an amount equal to all accrued debts, liabilities and obligations. The Management Fee is computed based on the net assets as of the end of business on the last business day of each month, after adjustment for any subscriptions made at the beginning of that month, and will be due and payable in arrears, generally within 20 business days after the end of the month. The Management Fee is paid out of and reduces the Trust's net assets.

     The Trust also pays the Adviser a quarterly performance fee of 20% of the aggregate cumulative appreciation (if any) of the Trust's net assets, including interest income, and as adjusted for subscriptions and redemptions (previously defined as the "Performance Fee") on a cumulative high water mark basis. "Aggregate cumulative appreciation" means the total increase in Share value from the commencement of trading, minus the total increase in Share value for all prior quarters, multiplied by the number of Shares outstanding. The Performance Fee is paid only on profits attributable to Shares outstanding. The Performance Fee is accrued monthly and paid quarterly.

     If any payment is made by the Trust to the Adviser with respect to a Performance Fee, and the Trust thereafter incurs a net loss, the Adviser will retain the amount previously paid. Thus, the Adviser may be paid a Performance Fee during a year in which the Trust overall incurred net losses. Trading losses shall be carried forward and no further Performance Fees may be paid until the prior losses have been recovered. Similarly, the Adviser's incentive compensation will be based on unrealized, as well as realized, gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision.

     Assume the Trust paid a Performance Fee at the end of the fourth quarter of 2004 and assume that the Trust recognized trading profits and interest income (net of all brokerage fees and other expenses) of $200,000 during the first quarter of 2005. The aggregate cumulative appreciation for the quarter would be $200,000 and the Adviser's Performance Fee would be $40,000 (0.2 x $200,000). Now assume that the Trust paid a Performance Fee at the end of the third quarter of 2004, but did not pay a Performance Fee at the end of the fourth quarter of 2004 because it had trading losses of $100,000. If the Trust recognized trading profits and interest income of $200,000 (net of all brokerage fees and other expenses) at the end of the first quarter of 2005, the aggregate cumulative appreciation for the quarter would be $100,000 ($200,000 - $100,000 loss carryforward) and the Adviser's Performance Fee would be $20,000 (0.2 x $100,000). Please note that this simplified example assumes that no limited partners have added or redeemed Shares during this sample time frame.

     If the net asset value per Share at the time when a particular investor acquires Shares is lower than the net asset value per Share as of the end of the most recent prior calendar quarter for which a Performance Fee was payable (due to losses incurred between such quarter-end and the subscription date), such Shares might experience a substantial increase in value after the subscription date yet pay no Performance Fee as of the next calendar quarter-end because the Trust as a whole has not experienced aggregate cumulative appreciation.

     If a Performance Fee accrual is in effect at the time when particular Shares are purchased (due to gains achieved prior to the applicable subscription date), the net asset value per Share reflects such accrual. In the event the net asset value of the Trust declines after the subscription date, the incentive fee accrual is "reversed" and such reversal is credited to all Shares equally, including the Shares which were purchased at a net asset value per Share which fully reflected such accrual.

     The Investment Advisory Agreement generally provides that the Adviser shall provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be traded pursuant to the various trading portfolios offered by the Adviser, subject always to the restrictions set forth in the Trust Agreement and the provisions of the 1940 Act, as each may be amended from time to time. The Investment Advisory Agreement also authorizes the Adviser to conduct relations with custodians, depositories, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as necessary or desirable. The Investment Advisory Agreement is terminable without penalty upon sixty (60) days' prior written notice by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Trust, or by the Adviser also upon sixty (60) days' prior written notice. Once effective, the Investment Advisory Agreement will continue in effect from year to year after its initial two-year term if the continuance is approved annually by the Board of Trustees (including a majority of the Independent Trustees) by vote cast in person at a meeting called for the purpose of voting on such continuance. The Investment Advisory Agreement provides that it will terminate in the event of its "assignment", as defined by the 1940 Act and the rules under that act.

     The custodian for the Trust's assets is Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130.

     The Trust's independent registered public accounting firm is Arthur F. Bell, Jr. & Associates, L.L.C., 201 International Circle, Suite 200, Hunt Valley, Maryland 21030.

Item 21. Portfolio Managers

     The following information supplements and should be read in conjunction with Item 9 of the Trust's Part A.

Other Funds and Accounts Managed by Portfolio Managers as of July 31, 2005

                                 Number of Accounts and Assets for Which
                                   Advisory Fee is Performance-Based**

                               Registered                      Other                          Other
                           Investment Companies        Pooled Investment Vehicles            Accounts
                           --------------------        --------------------------        ---------------
Risk Committee*            0                           7                                 39
                           $0                          $6,790,647,730                    $4,154,083,792

-------------
*   The Risk Committee is currently comprised if William C. Clark, III, Bruce
    L. Cleland and Kevin M. Heerdt. See "Management - Portfolio Management." ** All of the Pooled Investment Vehicles and Accounts overseen by the Risk
    Committee have an advisory fee that is performance based.

Portfolio Manager Compensation

     Portfolio Manager Compensation. Portfolio Manager compensation is a critical component to the Adviser's ability to attract and retain the most talented asset management professionals. The Adviser seeks to ensure that compensation is aligned with maximizing investment returns and seeks to provide a competitive pay opportunity for competitive performance.

     The elements of total compensation for Adviser portfolio managers are base salary and annual performance-based cash compensation, as well as other employee benefits. The Adviser has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

     Base Salary. Similar to that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of a portfolio manager's compensation.

     Performance-Based Compensation. The Adviser believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     To that end, portfolio manager incentive compensation may be based on the investment performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, investment performance relative to peers, external market conditions and year over year investment performance. In addition, portfolio managers' compensation may be based on the investment performance of the Adviser and/or its affiliates, financial results of the Adviser and/or its Affiliates, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. The Adviser may also consider the extent to which individuals exemplify and foster the Adviser's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by the Adviser's management.

     Cash Bonus. Performance-based compensation is distributed to portfolio managers in cash.

     Equity Ownership. Certain portfolio managers may own equity interests in certain affiliates of the Adviser, and thereby directly participate in the earnings of the Adviser and its affiliates. The Adviser believes that such equity ownership encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing performance-based compensation and equity ownership is in the best interests of investors. This approach ensures that certain portfolio managers participate in both the "downside risk" and "upside opportunity" of the performance of the Adviser and its affiliates. Portfolio managers therefore have a direct incentive to protect the Adviser's reputation for integrity.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Trust and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Trust's portfolio management team. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one, but less than all, clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Trust may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Trust.

     To the extent that the Trust's portfolio management team has responsibilities for managing accounts in addition to the Trust, the portfolio managers will need to divide their time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages, or
(ii) where a member of the Trust's portfolio management team owns an interest in one fund or account he or she manages and not another.

Ownership of Securities


     Name                                         Aggregate Dollar Ownership of Shares in the Trust
     ----                                         -------------------------------------------------
     William C. Clarke, III                       None

     Bruce L. Cleland                             None

     Kevin M. Heerdt                              None


Item 22.  Brokerage Allocation and Other Practices.

     The Board of Trustees has adopted procedures designed to ensure that brokerage commission rates paid by the Trust will be fair and reasonable within the meaning of the 1940 Act. Transactions on U.S. stock and/or futures exchanges and on some non-U.S. stock and/or futures exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to instruments traded in over-the-counter markets, but the prices of those instruments include undisclosed commissions.

     The Adviser will generally select brokers and dealers to effect transactions on behalf of the Trust and seek to obtain best price and execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. The Adviser generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

     Consistent with seeking best price and execution, the Adviser may place brokerage orders with brokers that may provide the Adviser and/or its affiliates with supplemental research, market and statistical information ("soft dollar items"), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser and/or its affiliates are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser in providing services to clients other than the Trust. In addition, not all of the supplemental information is used by the Adviser in connection with the Trust. Conversely, the information provided to the Adviser and/or its affiliates by brokers and dealers through which other clients of the Adviser and/or its affiliates effect securities transactions may be useful to the Adviser in providing services to the Trust.

     Section 28(e) of the Securities Exchange Act of 1934, specifically permits the use of research-related soft dollar items in the manner described above. Soft dollar items that are not research-related are, however, outside the scope of Section 28(e). Soft dollars not generated through agency transactions in securities (for example, those generated with respect to certain types of derivatives transactions) are also outside the Section 28(e) safe harbor. The Adviser and/or its affiliates may receive soft dollar items outside the safe harbor. Such items can and do include direct telephone lines provided by executing banks and brokers to the Adviser which connect directly to their trading desks, and trade-related software.

Item 23.   Tax Status.

     It is anticipated that the Trust will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Additionally, it is anticipated that the Trust will not be treated as a "publicly traded" entity taxable as a corporation.

     If it were determined that the Trust should be treated as an association or a "publicly traded" entity taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Trust would be subject to corporate income tax when recognized by the Trust; distributions of that income, other than in certain repurchases of Shares, would be treated as dividend income eligible for taxation at long-term capital gain rates when received by the Shareholders to the extent of the current and accumulated earnings and profits of the Trust (as determined under U.S. federal income tax principles); and Shareholders would not be entitled to report profits or losses realized by the Trust. One consequence would be a significant reduction in the after-tax return to the Shareholders.

Item 24.   Financial Statements.

     To be filed by amendment.

                           PART C. OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.


(1) Financial Statements*


_____________________

     *    To be filed by Amendment.


(2) Exhibits

   (a)(1) -- Certificate of Conversion, dated June 28, 2005.
      (2) -- Certificate of Trust, dated June 28, 2005.
      (3) -- Amended and Restated Declaration of Trust, dated June 29, 2005.
   (b)    -- Bylaws of the Registrant.
   (c)    -- None.
   (d) -- Portions of the Amended and Restated Declaration of Trust and Bylaws of the Registrant defining the rights of holders of Shares in the Registrant.**
   (e)    -- None.
   (f)    -- None.
   (g) -- Form of Investment Advisory Agreement between the Registrant and Campbell Investment Adviser LLC.
   (h) -- Form of Distribution Agreement between Registrant and Distribution Agent.***
   (i)    -- None.
   (j)    -- Form of Custody Agreement between the Registrant and
             Investors Bank & Trust Company
   (k)    -- None.
   (l)    -- N/A
   (m)    -- None.
   (n)    -- N/A
   (o)    -- N/A
   (p)    -- None.
   (q)    -- None.
   (r)    -- Code of Ethics.
   (r)(1) -- Code of Ethics.
   (r)(2) -- Code of Ethics for Senior Officers.



     **   Reference is made to Article I, Article III (Sections 2, 3, 4, 6 and
          8), Article IV (Sections 1, 6 and 9), Article V, Article VI (Sections 2 and 3), Article VII, and Article IX (Sections 5 and 10) of the Registrant's Amended and Restated Agreement and Declaration of Trust, filed as Exhibit a(3) to the Registration Statement; the Certificate of Trust, filed as Exhibit a(2) to the Registration Statement; and Article III of the Registrant's Bylaws, filed as Exhibit b to the Registration Statement.

     ***  To be filed by amendment

Item 26.  Marketing Arrangements.

     See Exhibit (h). Exhibit (h) will be filed by an amendment.

Item 27.  Other Expenses of Issuance and Distribution.

     Not Applicable.

Item 28.  Persons Controlled by or Under Common Control with the Trust.

     The Registrant does not control and is not under common control with any other person.

Item 29.  Number of Holders of Securities

Title of Class                                         Number of Record Holders as of August 1, 2005

Common Units of Beneficial Interest                                          1


Item 30.  Indemnification

     Reference is made to Sections 17(h) and (i) of the 1940 Act, Section 3817 of the Delaware Statutory Trusts Act, Sections 2, 3 and 4 of Article VIII of the Registrant's Amended and Restated Declaration of Trust (the "Trust Agreement") and Article XI of the Registrant's Bylaws, which provide for indemnification of the Trustees, officers, employees and agents of the Trust.

     Article VIII, Section 2 of the Trust Agreement provides, inter alia, that no Trustee, officer, employee or agent of the Registrant shall be liable to the Registrant, its Shareholders, or to any other Trustee, officer, employee or agent of the Trust for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of the Trust.

     Article VIII, Section 3 of the Registrant's Trust Agreement provides:

     The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Bylaws. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under Section 3 of Article VIII; provided that any advance payment of expenses by the Trust to any Trustee, officer, employee or agent shall be made only upon the undertaking by such Trustee, officer, employee or agent to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (1) the Trustee, officer, employee or agent to be indemnified provides a security for his undertaking; or

     (2) the Trust shall be insured against losses arising by reason of any lawful advances; or

     (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee, officer, employee or agent to be indemnified ultimately will be entitled to indemnification, which determination shall be made by (a) a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the Proceedings; or (b) an independent legal counsel in a written opinion.

     As permitted by Article VIII, Section 6, the Registrant may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     Article XI of the Registrant's Bylaws provide:

     General Indemnification. Subject to the exceptions noted below, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent. The Bylaws define "agent" as any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise.

     Limitation on Indemnification. Section 3 of Article XI of the Registrant's Bylaws states that no indemnification shall be provided to an agent: (1) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or (2) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (a) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (b) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

Item 31.  Business and Other Connections of Adviser

     Set forth below is a list of each executive officer and member of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee.



                                                           Other Substantial
                        Position(s)                      Business, Profession,
      Name              with Adviser                    Vocation or Employment
      ----              ------------                    ----------------------

Campbell and Company,   Managing Member    Registered investment adviser providing portfolio management for
         Inc.                              businesses or institutional clients other than investment companies;
                                           Registered commodity trading adviser and commodity pool operator.

Bruce L. Cleland        Chief Executive    Chief Executive Officer of Campbell & Company, since 1997,
                        Officer and        President and  Director thereof since 1994; Trustee, Chief Executive
                        President          Officer and President of the Registrant since 2005.


                                     C-3

Theresa D. Becks        Treasurer, Chief   Chief Financial Officer and Treasurer of Campbell & Company
                        Financial          since 1992, Secretary and Director thereof since 1994; Treasurer,
                        Officer and        Chief Financial Officer and Assistant Secretary of the Registrant
                        Assistant          since 2005.
                        Secretary

Craig A. Weynand        Secretary, Chief   Vice President and General Counsel of Campbell & Company
                        Compliance         since 2003; Secretary, Chief Compliance Officer and Assistant
                        Officer and        Treasurer of the Registrant since 2005; Vice President-Director of Product
                        Assistant          Origination & Analysis for Morgan Stanley-Managed Futures from 1998 to
                        Treasurer          2003.

James M. Little         Vice President     Executive Vice President of Campbell & Company since 1990 and
                                           Director thereof since 1992; Vice President of the Regisrant since 2005.


Item 32.  Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of the Registrant, 210 West Pennsylvania Avenue, Suite 770, Towson, Maryland 21204.

Item 32.  Management Services.

     Other than as set forth or incorporated by reference in Item 9 of the Trust's Part A and Items 18 and 20 in Part B of the Trust's Registration Statement, the Registrant is not a party to any management-related service contract.

Item 33.  Undertakings.

     Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Townson, State of Maryland, as of the 29th day of August, 2005.



                                       THE CAMPBELL MULTI-STRATEGY TRUST
                                                  (Registrant)



                                  By:  /s/ Bruce L. Cleland
                                      -----------------------------------

                       SCHEDULE OF EXHIBITS TO FORM N-2


           Exhibit Number                                                 Exhibit
---------------------------------     ------------------------------------------------------------------------------
Exhibit a(1)                          Certificate of Conversion
        a(2)                          Certificate of Trust
        a(3)                          Amended and Restated Declaration of Trust
Exhibit b........................     Bylaws
Exhibit g........................     Form of Investment Advisory Agreement
Exhibit j........................     Custodian Agreement
Exhibit r(1).....................     Code of Ethics
Exhibit r(2).....................     Code of Ethics for Senior Officers
